Exhibit 3.81

DELL AUCTION L.P.

CERTIFICATE OF LIMITED PARTNERSHIP

This Certificate of Limited Partnership of Dell Auction L.P. (the “Partnership”) is being executed and filed by Dell Gen. P. Corp, a Delaware corporation, as general partner, to form a limited partnership under the Texas Revised Limited Partnership Act.

1.	The name of the limited partnership formed hereby is Dell Auction L.P.

2.

The registered office of the Partnership in the State of Texas shall be located at 800 Brazos Street, Austin, Texas 78701. The registered agent for service of process on the Partnership at such registered office shall be Corporation Service Company, d/b/a CSC-Lawyers Incorporating Service Company.

3.	The address of the Partnership’s principal office In the United states where records shall be kept or made available shall be located at One Dell Way, Round Rock, Texas 78682-2244.

4.	The name and address of the sole general partner of the Partnership are as follows;

Dell Gen. P. Corp
One Dell Way
Round Rock, Texas 78682-2244.

In witness whereof, the undersigned has executed this Certificate of Limited Partnership by and through its duly authorized officer on July 13, 1999.

DELL GEN. P. CORP,

By:	/s/ Thomas B. Green
Thomas B. Green, Senior Vice President

DELL AUCTION L.P.

AMENDED AND RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

This Amended and Restated Certificate of Limited Partnership of Dell Auction L.P. (the “Partnership”) was duly executed and is being filed by Dell Auction GP L.L.C., a Delaware limited liability company, as general partner, in accordance with Section 2.10 of the Texas Revised Limited Partnership Act. The following amends and restates the original Certificate of Limited Partnership for the Partnership, which was originally filed on July 13, 1999.

1.	The name of the Partnership is Dell Auction L.P.

2.

The registered office of the Partnership in the State of Texas is located at 800 Brazos Street, Suite 750, Austin, Texas 78701. The registered agent for service of process on the Partnership at such registered office is Corporation Service Company, d/b/a CSC-Lawyers Incorporating Service Company.

3.	The address of the Partnership’s principal office in the United States where records are kept or made available is located at One Dell Way, Round Rock, Texas 78682.

4.	The name and address of the sole general partner of the Partnership are as follows:

Dell Auction GP L.L.C.

One Dell Way

Round Rock, Texas 78682.

In witness whereof, the undersigned has executed this Amended and Restated Certificate of Limited Partnership by and through its duly authorized officer on July 29, 2003.

DELL AUCTION GP L.L.C.

By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr., Vice President and Assistant Secretary

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the Office of the Secretary of State of Texas Filing #: 12236710 07/31/2003 Document #: 39175890595 Image Generated Electronically for Web Filing

STATEMENT OF CHANGE OF

ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is

DELL AUCTION L.P.

The entity’s filing number is 12236710

2.

The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

800 Brazos, Austin, Texas 78701

3.

The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

701 Brazos Street. Suite 1050, Austin, Texas 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date: 07/31/03

Corporation Service Company d/b/a CSC-Layers Incorporating Service Company

Name of Registered Agent

John H. Pelletier, Asst. VP

Signature of Registered Agent

FILING OFFICE COPY

DELL AUCTION L.P.

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

This Certificate Amendment to the Certificate of Limited Partnership of Dell Auction L.P. (the “Partnership”) was duly executed and is being filed by Dell Federal Systems GP L.L.C., a Delaware limited liability company, as general partner, in accordance with Section 2.02 of the Texas Revised Limited Partnership Act.

IT IS HEREBY CERTIFIED THAT:

FIRST: The name of the limited partnership is Dell Auction L.P.

SECOND: Article Fourth of the Certificate of Limited Partnership is hereby amended to read in its entirety as follows

“4. The name and address of the sole general partner of the Partnership are as follows:

Dell Federal Systems GP L.L.C.
One Dell Way
Round Rock, Texas 78682.”

In witness whereof, the undersigned, being the sole general partner of the Partnership, has executed this Certificate of Amendment to Certificate of Limited Partnership by and through its duly authorized officer on April 26, 2004.

DELL FEDERAL SYSTEMS GP L.L.C.

By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr., Vice President and Secretary

DELL AUCTION L.P.

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

This Certificate Amendment to the Certificate of Limited Partnership of Dell Auction L.P. (the “Partnership”) was duly executed and is being filed by Dell Federal Systems GP L.L.C., a Delaware limited liability company, as general partner, in accordance with Section 2.02 of the Texas Revised Limited Partnership Act.

IT IS HEREBY CERTIFIED THAT:

FIRST; The name of the limited partnership is Dell Auction L.P.

SECOND: Article First of the Certificate of Limited Partnership is hereby amended to read in its entirety as follows

“1. The name of the limited partnership is Dell Federal Systems L.P.”

In witness whereof, the undersigned, being the sole general partner of the Partnership, has executed this Certificate of Amendment to Certificate of Limited Partnership by and through its duly authorized officer on April 26, 2004.

DELL FEDERAL SYSTEMS GP L.L.C.

By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr., Vice President and Secretary

Corporations Section P.O.Box 13697 Austin, Texas 78711-3697		Geoffrey S. Connor Secretary of State
Office of the Secretary of State

April 28, 2004

Corporation Service Company

701 Brazos, Suite 1050

Austin, TX 78701 USA

RE: Dell Federal Systems L.P.

File Number: 12236710

File Date: 04/27/2004

It has been our pleasure to file the amendment to the certificate or application of limited partnership for the referenced limited partnership. This letter may be used as evidence of the filing and payment of the filing fee.

If we may be of further service at any time, please let us know.

Sincerely,

Corporations Section

Statutory Filings Division

(512) 463-5555

SECRETARY OF STATE
CORPORATIONS SECTION

CARD PAYMENT FORM
FAX NO. (512) 463-5709

FOR CUSTOMER USE (PLEASE PRINT OR TYPE)	
Name of Cardholder: Chris Hornsby- Corporation Service Company	
Address: 701 Brazos, Suite 1050	
City: Austin	State: TX Zip: 78701
Phone No.: (512) 397-1550	FAX No.: (512) 397-1564
TYPE DOCUMENT TO BE FILED: Amend - LP	NAME OF ENTITY: Dell Auction LP
SPECIAL INSTRUCTIONS:	EXPEDITED HANDLING REQUESTED ☒ YES ☐ NO *(Additional charge of $25 for document processing)* *(Additional charge of $10 for copies/certificates)*

SELECT PAYMENT CARD TYPE AND PROVIDE REQUESTED INFORMATION	
The undersigned authorizes the fees to be charged to: ☑ VISA ☐ MASTERCARD ☐ DISCOVER	The undersigned authorizes the fees to be charged to: ☐ LegalEase ™ (For information about LegalEase, call 1-800/253-5749)
Card No.: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _	Card No.: 500679-_ _ _ _ _-_ _ _ _-_ _
Expiration Date: 01 / 05 (MO/YR)	Client No.: _ _ _ _ _ _ Case No. _ _ _ _
Signature: [signature]	Signature:

FOR SECRETARY OF STATE USE	
PROCESSED BY: *NEWT* ☐ *CHAT* ☐ *STAT* ☐ *CERT* ☐ *OTHER* ☐ *EXAMINER NAME* ________	*FILED* ☐ *REJECTED* ☐
File Number ________, ________, ________ FILING FEE(S):	$
EXPEDITED HANDLING FEE:	$
CID # ________ S.O. # ________ CERTIFYING FEE:	$
FILING GUIDE:	$
(Credit Card Only) Processing Charge 2.1%	$
TOTAL AMOUNT	$

Form No. 817

(Rev. 9/99)

SECRETARY OF STATE CORPORATIONS SECTION CARD PAYMENT FORM FAX NO. (512)463-5709 FOR Ct STO.UFR i St: (please print or pype) | Name of Cardholder: Chris Homsby- Corporation Service Company Address: 701 Brazos, Suite 1050 City: Austin State: TX Zip: 78701 Phone No.: (512) 397-1550 FAX No.: (512) 397-1564 TYPE DOCUMENT TO BE FILED: NAME OF ENTITY: 1 1 - SPECIAL INSTRUCTIONS: EXPEDITED HANDLING REQUESTED 0-YES Q NO (Additional charge of $25 for document processing) (Additional charge of $10 for copies/certificates) SELECT PAYMENT CARD TYPE AND PROVIDE REQUESTED INFORMATION The undersigned authorizes the fees to be charged to: EVISA â–¡ MASTERCARD â–¡ DISCOVER The undersigned authorizes the fees to be charged to: O LegalEase ™ (For information about LegalEase, call 1-800/253-5749) Card No.: Card No.: 5 0 0 6 7 9— Expiration Date: 01/05_ (MO/YR) Client No.: Case No. Signature: Signature: FOR SECRETAR Y OF ST A TE USE PROCESSED BY: NEWTtJCHATUSTAT â–¡ CERT â–¡ OTHER D    EXAMINER NAME. FILED â–¡ REJECTED â–¡ File Number FILING FEE(S): EXPEDITED HANDLING FEE: CID S.0.# CERTIFYING FEE: Form Nil. 317 FILING GUIDE: (Credit Card Only) Processing Charge 2.1% TOTAL AMOUNT

Reports Unit P.O. Box 12028 Austin, Texas 78711-2028		Roger Williams Secretary of State
Office of the Secretary of State

NOTICE OF CANCELLATION

OF

Dell Federal Systems L.P.

File Number: 12236710

The Secretary of State hereby determines and finds the following:

1.	That the limited partnership is required to file the periodic report prescribed by Article 6132a, Section 13.05 of the Texas Revised Limited Partnership Act, as notified by the Secretary of State.

2.	That the limited partnership has failed to file the periodic report prescribed by law when the same has become due.

3.	That the limited partnership forfeited its right to transact business in this state for failure to file said periodic report.

4.

That the limited partnership was mailed notice of such forfeiture following a period of not less than thirty (30) days of the requirement to file said periodic report, and simultaneously therewith given an additional period of not less than one hundred twenty (120) days to correct the delinquency.

5.	That the limited partnership has failed prior to such cancellation to correct the neglect, omission or delinquency.

It is therefore ordered, as prescribed by Article 6132a, Section 13.08 of the Texas Revised Limited Partnership Act, that the certificate or registration of the above named limited partnership be cancelled without judicial ascertainment.

Dated: February 6, 2006

/s/ Roger Williams Roger Williams Secretary of State

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the Office of the Secretary of State of Texas Filing #: 12236710 10/30/2009 Document #: 281713094490 Image Generated Electronically

STATEMENT OF CHANGE OF

ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is

Dell Federal Systems L.P.

The entity’s filing number is 12236710

2.

The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

701 Brazos, Suite 1050, Austin, TX 78701

3.

The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

211 E. 7th Street Suite 620, Austin, TX 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date: 10/30/2009

Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company

Name of Registered Agent

John H. Pelletier, Asst. VP

Signature of Registered Agent

FILING OFFICE COPY